UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 29, 2022

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-38828	04-3197974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1703, PMB 73480
Boston, MA 02115
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (978) 897-0100

N/A

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (seeGeneral Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	SEAC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Fiscal 2023 Incentive Bonus Plans

On September 29, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of SeaChange International, Inc. (“SeaChange”) established short-term and long-term incentive bonus plans for the fiscal year (“fiscal 2023”) ending January 31, 2023 (the “Short-Term Plan”, and the “Long-Term Plan”, respectively, and together, the “2023 Plans”) for Peter D. Aquino, our Chief Executive Officer and Chairman of the Board; and Kathleen Mosher, our Chief Financial Officer, Senior Vice President and Treasurer; each of whom is an executive officer of SeaChange (collectively, the “executive officers”). The 2023 Plans are designed to attract, motivate, retain and reward SeaChange’s executive officers, while aligning their interests with those of our stockholders.

The below-described 2023 Plans were established by the Committee after giving consideration to compensation practices of SeaChange’s peer companies, and commentary regarding executive compensation trends and practices, including that published by Institutional Shareholder Services.

Short-Term Plan

Under the Short-Term Plan, Mr. Aquino will be eligible to receive a target bonus of $210,000 and Ms. Mosher will be eligible to receive a target bonus of $60,000.

Up to 90% of the executive officers’ respective target bonuses will be payable based upon SeaChange’s achievement of two financial metrics (i) total revenue and EBITDA (the “Short-Term Financial Goals”) during fiscal 2023 (the “Financial Goals Component”), and (ii) the remaining 10% of the executive officers’ respective target bonuses will be payable for each executive’s individual performance. If SeaChange meets: (i) certain threshold Short-Term Financial Goals, the executive officers will receive 75% of their respective Financial Goals Component; (ii) target Short-Term Financial Goals, the executive officers will receive 100% of their respective Financial Goals Component; and (iii) stretch Short-Term Financial Goals, the executive officers will receive 120% of their respective Financial Goals Component, with bonuses calculated based on linear interpolation for performance between threshold and stretch achievement of the Short-Term Financial Goals. In addition, the Committee has the discretion to award an additional maximum stretch amount for a total bonus payment of up to $350,000 for Mr. Aquino and $80,000 for Ms. Mosher.

The bonuses are payable in cash and are determined upon the conclusion of fiscal 2023.

Long-Term Plan

Under the Long-Term Plan, and pursuant to the terms of SeaChange’s Amended and Restated 2021 Compensation and Incentive Plan (the “2021 Plan”), the Section 16 Officer Restricted Stock Unit Agreement, and the Section 16 Officer Performance Stock Unit Agreement (collectively, the “Grant Documents”), SeaChange has made the following equity incentive awards, each with a grant date of September 29, 2022:

•	350,000 time-based restricted stock units (“RSUs”) and 350,000 performance-based RSUs (“PSUs”) to Mr. Aquino, and

•	60,000 time-based RSUs and 60,000 PSUs to Ms. Mosher.

The RSUs shall vest in four equal tranches on March 29, 2023, September 29, 2023, September 29, 2024 and September 29, 2025. In the event of a Change in Control (as defined in the 2021 Plan) of SeaChange, all of the RSUs shall vest in their entirety immediately prior to the Change in Control.

One quarter of the PSUs shall vest on March 29, 2023, and the remaining three quarters of the PSUs shall vest on the attainment of a closing share price of $2.50 that must be held for twenty (20) consecutive trading days within the three (3) years from the grant date. In the event of a Change in Control of SeaChange, if the PSUs have not vested on the attainment of the $2.50 closing stock price for twenty (20) consecutive trading days, then (i) if the Change in Control occurs before March 29, 2023, then no unvested PSUs shall vest; (ii) if the Change in Control occurs on or after March 29, 2023, but before September 29, 2023, then one quarter of the PSUs shall vest immediately prior to the Change in Control; (iii) if the Change in Control occurs on or after September 29, 2023, but before September 29, 2024, then one half of the of the PSUs shall vest immediately prior to the Change in Control; (iv) if the Change in Control occurs on or after September 29, 2024, but before September 29. 2025, then three quarters of the of the PSUs shall vest immediately prior to the Change in Control; or (v) if the Change in Control occurs on or after September 29, 2025, then all PSUs shall vest immediately prior to the Change in Control. Those PSUs that do not vest pursuant to the above Change in Control provisions shall be forfeited on a Change of Control.

The foregoing does not purport to be a complete description of each of the Grant Documents and is qualified in its entirety to the Grant Documents filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit is attached to this report:

Exhibit No.	Description

10.1	SeaChange International, Inc. Amended and Restated 2021 Compensation and Incentive Plan and forms of Non-Employee Director Deferred Stock Unit Agreement, Non-Employee Director Restricted Stock Unit Agreement, Employee Restricted Stock Unit Agreement, Employee Performance Stock Unit Agreement, Section 16 Officer Restricted Stock Unit Agreement, Section 16 Officer Performance Stock Unit Agreement, Incentive Stock Option Agreement and Non-Qualified Stock Option Agreement thereunder (filed as Exhibit 99.1 to SeaChange’s Registration Statement on Form S-8 previously filed on September 16, 2022 with the SEC and incorporated herein by reference).

104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

	by:	/s/ Peter D. Aquino
Peter D. Aquino
Dated: October 5, 2022		Chief Executive Officer